UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

REPLIGEN CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You invested in REPLIGEN CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 15, 2025.

Get informed before you vote

View the Notice of 2025 Annual Meeting and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

  *Please check the meeting materials for any special requirements for meeting attendance.

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 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors

Nominees:

1a.	Olivier Loeillot	For

1b.	Tony J. Hunt	For

1c.	Karen A. Dawes	For

1d.	Nicolas M. Barthelemy	For

1e.	Carrie Eglinton Manner	For

1f.	Konstantin Konstantinov, Ph.D.	For

1g.	Martin D. Madaus, D.V.M., Ph.D.	For

1h.	Rohin Mhatre, Ph.D.	For

1i.	Glenn P. Muir	For

1j.	Margaret A. Pax	For

2.	Ratification of the selection of Ernst & Young LLP as Repligen Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	For

3.	Advisory vote to approve the compensation paid to Repligen Corporation’s named executive officers.	For

4.	Approval of an amendment to the Corporation’s certificate of incorporation to limit the liability of certain officers of the company as permitted by Delaware law.	For

. NOTE: The Board of Directors will consider and act upon any other business which may properly come before the meeting or at any postponement or adjournment thereof.

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